EXHIBIT 10.30

[GRAPHIC]	Elan Financial Services Service Guaranteed

September 25, 2003

Ms. Joan Mayeaux

Senior Vice President

Placer Sierra Bank

649 Lincoln Way

Auburn, CA 95603

RE:	Contract Amendment to Network Service Agreement dated, December 31, 2001

Dear Joan:

Below are the amendments we agreed to in our past discussions.

Contract Amendments

•	Signing Bonus of $*** payable on your first monthly invoice.

•	5 Year Term from date of first transaction (consistent with original agreement).

•	PIN Based Transactions @ $***/transaction (Increase of $***/transaction from original agreement).

•	Off Line Debit Transactions @ $***/transaction (Increase of $***/transaction from original agreement).

•	All other terms consistent with Agreement, dated December 31, 2001.

In consideration for execution of this Amendment by October 15, 2003 and conversion of Services by December 8, 2003. Bank will credit Company $*** US Dollars. This credit will be reflected on your first invoice. Any remaining credit balance will be sent to your billing account via ACH entry. Early termination provisions of the Agreement will apply (See Terms and Termination No. 4 under Agreement Section). Upon early termination notice and prior to deconversion Company shall immediately wire transfer a prorated share of the monetary consideration specified in this paragraph. This is in addition to any deconversion or damages specified in paragraphs 4.02 (e) of our Network Services Agreement dated December 31,2001.

Placer Sierra Bank Acceptance:

/s/ Illegible

Name	Illegible
Title	Pres & COO
Date	9-30-03

Elan:	/s/ Illegible

Name	Illegible

Title	SVP

Date	11/11/03

Sincerely,

/s/ J. RONALD GEYER, JR., CCM

J. Ronald Geyer, Jr., CCM Vice President and National Sales Manager
412-552-2242 (w) 412-600-1821 (c)

cc:	J. Beggs
M. Wetmiller

225 West Station Square Drive

Suite 620

Pittsburgh, PA 15219

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.